Exhibit 99.1
October 2024 Tomorrow’s Precision Antibody Therapeutics Powered by Machine Learning

2 Forward-looking Statements Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates. While iBio, Inc., a Delaware corporation (including its consolidated subsidiaries, “iBio,” the “Company,” “we,” “us” or “our”) believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to obtain regulatory approvals for commercialization of its product candidates, or to comply with ongoing regulatory requirements, regulatory limitations relating to its ability to promote or commercialize its product candidates for specific indications, acceptance of its product candidates in the marketplace and the successful development, marketing or sale of products, its ability to attain license agreements, the continued maintenance and growth of its patent estate, its ability to establish and maintain collaborations, its ability to obtain or maintain the capital or grants necessary to fund its research and development activities, competition, its ability to retain its key employees or maintain its NYSE American listing, and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this presentation is provided only as of today, and we undertake no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.

*U.S. Patent No. 11,545,238 (issued January 3, 2023) https://www.globenewswire.com/news-release/2023/09/06/2738625/0/en/Monoclonal-Antibodies-Market-is-expected-to-reach-USD-612-2-Billion-by-2032-growing-at-a-CAGR-of-12-3-from-2022-to-2032.html 3 Next Generation Antibody company utilizing our proprietary Machine Learning Antibody Engine to create first-in-class and best-in-class drugs for hard-to-drug molecules iBio Machine Learning Engine Antibody Market Potential 2032 $612bn 2022 $196bn Epitope Steering* ShieldTxTM StableHuTM + Mammalian Display EngageTxTM

4 2008-2020 Post Sept 2022 2023 Plant-Based CDMO & COVID Vaccine Focus Machine Learning Biotech Transformation Biotech Strategy Execution Entering Metabolic Disease Space Building a Leading Biologics Company • New Exec. Team • Raised $15.1M • Eli Lilly Partnership • NIH Collaboration • 3 Undisclosed Industry Partnerships • AstralBio Collaboration • Raised $15M PIPE • PD-1 asset sale to Otsuka • Sold GMP Facility • Raised ~$109M+ • Initiated Facility Sale • Raised $5.2M • Asset Acquisition of • Advance multiple programs into clin dev • Expand indications through partnerships • Continue to develop generative AI platform 2024 Future Evolution of iBio: From CDMO to Machine-Learning (ML) Enabled Antibody Discovery

5 • Patented epitope-engineering technology • StableHu antibody optimizer coupled with mammalian display • EngageTx next generation bi-specific antibody platform • ShieldTx antibody masking fully integrated in technology stack Technology Stack Spurs Rapid Preclinical Pipeline • Pipeline of 6 preclinical programs of hard to drug targets • Targets in focus of major immuno-oncology (I/O) companies with significant deal flow • Promising early CMC development data for lead asset IBIO-101 • Expansion into cardiometabolics through AstralBio partnership Patented AI-driven discovery tech stack • Strategic partnerships • Proprietary preclinical pipeline ready for licensing • Exclusive platform licensing for specific disease areas Versatile Business Model Innovating with Intelligence: Unleashing Our AI-Driven Antibody Discovery

Increase Low Overall Success Rate Compress Time From Discovery to IND Design mAbs with Complex MoA Pursuit of Novel Biology & Targets 6 Challenges of Antibody Discovery and Development Requires Integration of Individual Point Solutions 1. Ingelheim, B. Drug Discovery at Boehringer Ingelheim. Boehringer Ingelheim (2019). 2. Lyu et al., Antibody Therapeutics, September 2022 • Vast majority of approved mAbs simply block protein interaction • mAbs with complex Mechanisms of Action (MoAs) are rare (agonistic, cell-activating, …) • Typical times from Discovery to IND 5-6 years1 • Lengthy trial and error process adds significant time to Hit ID • Iterative, single dimension Lead Optimization (LO) is time consuming • Low success rate overall • Poor developability of development candidates (DC) significantly contributes to failure rate Hit ID LO IND Hit ID LO IND • Approved mAbs only target small cluster of all potential drug targets • 40% of all approved mAbs bind to only 10 targets2

*U.S. Patent No. 11,545,238 (issued January 3, 2023) 7 iBio’s Generative AI-Driven Tech Stack - Integrated Solution for Antibody Discovery & Development Improved Developability Accelerated Discovery Time mAbs with Complex MoA Epitope Engineering AI Engine* Engineered Epitope AI-Guided Precision Hit Proprietary Human Library Epitopes with Desired Function Epitope AI Engine Mechanism of mAb Action Target Agonism Protein Complex Stabilization Conditional Activation Tissue Specificity Input Sequence Multi-Dimensional Optimization Generative AI engine Single-Step Optimized Candidates Generative AI Engine Creates Library Diversity Translates any Input Into Human Sequences Mammalian Display Correct mAb Assembly Ensures Expression in Manufacturing Cell Line mAb Hit >> >> >> >> Highly Developable Optimized Leads Pursuit of Novel Biology & Targets

8 ML Technology Accelerates Preclinical Pipeline † Patent Pending *Developed with Engage Tx bispecific platform PROGRAMS EARLY DISCOVERY LATE DISCOVERY LEAD OPTIMIZATION IND-ENABLING MODE OF ACTION - TARGET CARDIO-METABOLIC Collaboration with AstralBio Established March 2024 Myostatin Soluble factor inhibition Target 2 TBA Target 3 TBA Target 4 TBA ONCOLOGY (Solid Tumors) IBIO-101† (CD25) IL-2 Sparing Mode of Action; Potential Best-in-Class CCR8† Antagonism Trop-2 x CD3*† Bispecific Format; Conditional Activation; Potential Best-in-Class EGFRvIII† Targeting Tumor Specific Epitope MUC16 x CD3*† Bispecific Format; Conditional Activation; Potential Best-in-Class Target 5 Protein Complex Stabilization

9 Our Generative AI Platform: Endorsed by Leading Partners PD-1 Agonist Asset Acquired by Otsuka; $52.5M Potential Milestone Payments Completed R&D Collaboration to Develop Lassa Fever Vaccine Undisclosed >$1Bn Market Cap mAb Company Eli Lilly R&D Agreement, Option to License Antibodies Against Two Hard-to-Drug Targets Otsuka AstralBio Undisclosed >$500M Market Cap mAb Company Undisclosed Privately Held mAb Company R&D Agreement MTA*; POC Established; Engaged in Talks for Follow-On Agreement MTA* to Establish POC NIH (NIAID) Exclusive License and Collaboration to Develop 4 targets in Obesity and Cardiometabolic Disease with Option to License 3 Targets. *Material Transfer Agreement AI Discovery Platform R&D Partnerships Pipeline Asset Sales Strategic Collaborations

iBio Internal Pipeline Partnership Data Programs Data Programs 10 Seizing Future Opportunities: A Growing Pipeline and Strategic Collaborations Driving Platform Development Rapidly Evolving Obesity/Cardiometabolic Pipeline • Strong Focus on Validated Biology • Generative AI Platform to Engineer Best-In-Class Molecules Monetizing Existing Immuno-Oncology Pipeline • Created and optimized with our generative AI platform • Focus on out-licensing of preclinical pipeline assets • Opportunistic advancement of candidates into clinical development Through Partnerships Unlocking Hard-to-Drug Targets in Other Disease Areas • Inflammation and Immunology (i.e. Agonistic mAbs) • Neurology (i.e. Ion Channels) Utilizing the Platform for Other Modalities • AI Engineered Epitopes as mRNA or Peptide Vaccines • Hard-to-Drug Targets for ADC and Cell Therapy Generative AI Platform

11 Anticipated Collaboration Catalysts 2024 2025 2026 2027 JAN JUN DEC JAN JUN DEC JAN JUN DEC JAN Cardio-metabolic Pipeline Collaboration with AstralBio Established March 2024 Myostatin (Obesity) Target 2 (Obesity) Target 3 (Obesity) Partnerships Eli Lilly Lead Selection Development Candidate IND-Enabling Finish PC/animal studies Complete Non-Human Primate Data Lead Development Candidate IND Filing First-in-class In Vitro Data IND-Enabling Lead Development Candidate First-in-class In Vitro Data IND Filing IND-Enabling IND Filing Research agreement work completed

12 Led by Industry Veterans, Powered by Next-Gen Scientists Leadership Team Martin Brenner, DVM, Ph.D. CEO & CSO Marc Banjak CLO Leadership team with decades of experience in pharma / biotech industry and extensive deal and fund-raising expertise Scientific team of new generation “bi-lingual” scientists, proficient in machine learning/platform development, and biology Deep expertise in cardiometabolic disorders Kristi Sarno Senior VP BD Felipe Duran CFO

13 Company Highlights Financial Highlights iBio Summary • Patented machine learning technology solving hard to drug molecule challenges • Numerous validating partnerships showing proof of concept • Developing novel targets in the Obesity/Cardiometabolic space • Best in class fast follower I/O pipeline ready for partnering • Publicly traded (NYSEA: IBIO) • Approximately $14.4M in cash, cash equivalents and restricted cash (30 June 2024) • 9,137,895 shares of common stock outstanding (9 Oct 2024) • Texas Manufacturing Facility sale completed eliminating substantial secured debt • Current cash provides runway through June 2025

Appendix 14

Technology Platform & Preclinical Pipeline 15

16 Technology Stack

17 iBio’s Tech Stack Aims to Solve Major Challenges in Antibody Discovery & Development Epitope Steering StableHu & Mammalian Display Unlocking Novel Biology Reduced Lead-Optimization Time Optimization in less than 4 weeks Minimized Developability Risk Mammalian Display in Manufacturing Cell Line Potential for Improved Safety Selective “on-tissue” action of masked antibodies First in Class Antibodies and / or Best in Class Antibodies Pursuit of Elusive Targets GPCRs, Ion Channels, Protein Complexes Complex modalities Agonistic Antibodies, Cell Activators, Protein Complex Stabilizers Fully human Ab Reduced immunogenicity risk by clinically validated Ab frameworks Speed Rapid hit ID vs immunization campaigns Improved Developability Known sequence liabilities eliminated Optimized Antibody Leads Proprietary Naïve mAb Library Library Diversity ML tools create focused diversity with smaller library size Speed Simultaneous, Multi-Dimensional Optimization Improved Developability Mammalian Display with production cell lines exclusively yields expressible clones Improved Speed and Developability

18 iBio’s Tech Stack Addresses Immuno-oncology Discovery and Development Challenges ShieldTx 2nd Gen T-cell Engager Panel Finely tuned T-cell engagement Adjustable T-cell engagement to fit any tumor target engager Improved safety prediction Cyno cross reactivity allows for better preclinical safety assessment Improved Safety Profile Tissue selective action through “smart”, conditionally activated, antibodies Sequence Diversity Increased humanness and broad CD3 activity for optimized pairing with antigen arms Hu-Cyno Cross Reactivity Risk reduction via cyno monkey toxicity study compatibility Range of Cytokine Release Tailored cytokine release for expanded therapeutic window Enhanced Efficacy and Safety of I/O Antibody Leads EngageTx Greater Safety With Tissue Specificity Seamlessly Integrated Ab Masking Engineered epitopes serve dual purpose for raising and masking of Abs Flexibility in Candidate Selection Simultaneous co-optimization of Ab, mask and linker provides maximized flexibility in candidate selection

Match Engineered Structure to Target Refined for Greater Stability Optimized for Water Solubility Unlocking High-Value Drug Targets: AI-Engineered Epitopes are Generalizable to a Broad Set of Complex Structural Drug Binding Sites Junctional Epitopes Complex Secondary Structures Membrane Proteins (e.g. GPCR) Loop Display 1 2 3 AI Epitope Engine 19

Input Antibody StableHu AI-Engine Mammalian Display Output Antibody Template CDR Predict library of human CDR variants Single-cell screen mammalian display CDR library Optimized antibody with fully human CDRs Accelerate Success: StableHu Antibody Optimization & Mammalian Display Screening Propel Faster, Cost-Effective Antibody Development 20

21 “Smart” Antibodies: ShieldTx Conditionally Activated Antibodies Strive to Improve Safety by Selectively Targeting Diseased but not Healthy Tissue H+ Diseased Tissue “On-epitope, off-tissue” therapy Healthy Tissue “On-epitope, on-tissue” therapy DME activation Diseased Tissue “On epitope, on tissue” therapy Healthy Tissue “On epitope, off tissue” therapy

22 EngageTx, a CD3-Based T-Cell Engager Panel, Addresses 3 Key Challenges: Cytokine Release, NHP Cross-Reactivity and Immunogenicity Risk Numerous tumor antigen arms Diverse CD3 engager arms 1 Sequence Diversity 2 Hu-Cyno Cross-Reactivity 3 Range of Cytokine Release Increased humanness and broad CD3 activity for optimized paring with tumor antigen arms Risk reduction via cyno monkey toxicity study compatibility Tailored cytokine release for expanded therapeutic window Release of cytokines TNFα, IFNγ, IL-2, (IL6) Increased cytotoxicity Reduced cytokine release Release of cytotoxic granules Granzyme, Perforin Cascade of immune activation Tumor cell death Activated T cell Tumor cell

Epitope Engineering Engine* Proprietary Antibody Library AI-powered mammalian-display co-optimization of mono/multi-specific antibody and conditionally activated mask Engineered Epitope Steering AI-powered engineering of conformational epitopes Epitope-specific antigens that steer discovery to intended epitopes 1 2 3 4 Naïve human sequence antibody library, free of liabilities Optimized Antibody Leads 5 Evaluated & ranked in translational disease models * U.S. Patent No. 11,545,238 (issued January 3, 2023) iBio's Platform Tackles Discovery Challenges for the Next Era of Antibodies EngageTx ShieldTx StableHu Antibody Optimizer On-epitope, On-tissue Clinical Candidate 23

24 Long-Acting Anti-Myostatin

1. Gross, K. and Brinkmann, C. (2024) Why you should not skip tailored exercise interventions when using incretin mimetics for weight loss. Frontiers in Endocrinology, (15) 2. Schuelke, M., et al (2004). Myostatin Mutation Associated with Gross Muscle Hypertrophy in a Child. New England Journal of Medicine, 350(26); 3. Deng, B. (2017) The function of myostatin in the regulation of fat mass in mammals. Nutrition and Metabolism, 14(29) 4. Smith, R., and Lin, B. (2013) Myostatin inhibitors as therapies for muscle wasting associated with cancer and other disorders. Curr Opin Support Palliat Care. 7(4) 25 Myostatin Antagonism Incretin-based therapies are becoming standard treatments for weight loss. However, up to 40% of the weight lost through these medications is attributed to reductions in lean muscle mass1 Myostatin Profile Enhancing the quality of weight loss by maintaining lean muscle mass during weight loss Smad2/3 Smad4 Effects on gene transcription/protein synthesis Muscle Atrophy FoxO • Myostatin is produced by and acts on muscle cells to trigger muscle wasting • Homozygous loss of function mutations lead to significant muscle hypertrophy without obvious deleterious health effects2 • Expressed as homodimer and signals through activin receptors and Smad2/3 pathway • Beyond muscle, myostatin plays a role in the regulation of adipogenesis & leads to reduction in total body fat mass, visceral & intramuscular fat3 4

26 iBio Anti-Myostatin Antibody Promotes Muscle Fiber Formation in Human Muscle Progenitor Cells Red indicates marker for muscle cell growth and development (as measured by myoblast differentiation) Control + Myostatin + Myostatin + iBio Anti-Myostatin mAb

27 Half-life Extended Myostatin Antagonist Monoclonal Antibody Key Insights Fundamental Concepts Application Myostatin Inhibition Established as an Effective Mechanism to Increase & Preserve Muscle Mass First-generation Myostatin Binders Lacked Specificity Agents were Developed for Severe Conditions like Spinal Muscular Atrophy (SMA) and Cancer Cachexia Positioning in Obesity, a More Prevalent Disease Other Approaches May Cause Adverse Effects & Reproductive Toxicity Potential Best-in-class Highly Potent Binders with Optimized Target Product Profile for Obesity • Subcutaneous Administration Engineering Extended Half- • Extended Half-life life to Reduce Dosing Frequency

Half-life Extended Myostatin Antagonist Monoclonal Antibody 28 Best-In-Class Profile • Leverages Fc engineering with potentially class-leading properties • Sequence leverages iBio’s Tech Stack with a known antibody that has been in ~500 patients • Demonstrated activity, safety and low-volume subcutaneous feasible • Half-life in non-human primate studies predicted ~22 days supports every 2 months to every 3 months dosing in humans Attributes Myostatin Development Program with AstralBio Other Muscle Sparing Programs Low Volume Subcutaneous Administration X Low frequency dosing (once per 2 or 3 months) X Avoids Reproductive Tox X High potency

29 IBIO-101 IL-2 Sparing Anti-CD25

Recent Transactions & Milestones *Roche acquisition of Tusk Therapeutics completed for €70M upfront, acquiring worldwide rights to anti-CD25 program. Values converted to dollars as reported in public press releases **Data presented by Roche at AACR 2023 30 IBIO-101 for Regulatory T-Cell (Treg) Depletion Depletion of immunosuppressive Tregs via antibody dependent cellular cytotoxicity (ADCC), without disrupting activation of effector T-cells (Teffs) in the tumor microenvironment • Solid tumors • Hairy cell leukemia • Relapsed mult. myeloma • Lymphoma • Head & neck cancer * Roche / Tusk Therapeutics (Sep 2018) $81M upfront, $677M milestones • IL-2 sparing anti-CD25 antibodies enables depletion of Tregs without affecting Teffs • Fast-follower to Roche’s RG6292 clinical molecule Target Mechanism Potential Indications Differentiation / Opportunity PRECLINICAL TESTING IND CLINICAL TESTING CLINICAL PROOF OF CONCEPT **Roche RG6292 Ph1 Data (Apr 2023) Well-tolerated: manageable safety profile Confirmed MOA: Reduced intratumoral Tregs Efficacy: 29% stable disease (45% PD-L1 combo)

Data on file. Treg = Regulatory T Cells; Teff = Effector T Cells; ADCC = Antibody Dependent Cellular Cytotoxicity 31 IBIO-101 Reduces Tumor Growth in Preclinical Studies by Selectively Depleting Immunosuppressive Tregs without Affecting Cancer Killing Teffs Indiscriminate depletion of Treg + Teff TUMOR Teff 1st gen CD25 mAbs depleted immuno-suppressive Treg and immuno-stimulatory Teff Limited efficacy 2nd gen IBIO-101 selectively targets Tregs without blocking IL-2 signaling to Teffs Strong preclinical anti-tumor response IBIO-101 Proliferation Natural Killer Cell Preferential Treg depletion ADCC 1st Gen CD25 TUMOR IL-2 CD25 (IL-2Rα) JAK JAK Treg JAK JAK Teff JAK JAK Treg JAK JAK Teff IL-2 signaling Blocked IL-2 pathways IL-2

RG6292 is Roche’s monoclonal antibody that targets CD25 (IL-2Rα). IBIO-101 data on file. 32 IBIO-101 Selectively Depletes Tregs while preserving IL-2 signaling IBIO-101 potently binds recombinant CD25 which leads to Treg depletion while sparing Teffs

33 IBIO-101 Increases in Teff/Treg Ratio in Preclinical Studies Inhibiting Tumor Growth Tumor growth inhibition correlates with T-eff/T-reg ratio Potently increases T-eff/T-reg ratio1 1hCD25 animal model - Data on file. * Significant vs * Significant vs Negative Control hIgG1 Isotype

34 IBIO-101 in Combination With a Checkpoint Inhibitor Shows Greater Efficacy IBIO-101 + PD-1 Checkpoint Inhibitor In PreClinical Studies Enhances Tumor Suppression *hCD25 animal model - Data on file. * Significant vs Negative Control # Significant vs Anti-PD-1

35 IBIO-101 is an Antibody With Favorable Characteristics for CMC Development • Identified manufacturing partner to produce IBIO-101 for Phase 1&2 clinical trials • Discovered suitable cell lines for manufacturing MCB • Established IBIO-101 CMC methodology for producing high yield, high purity, stable product under cGMP conditions Potential for Master Cell Bank (MCB) Development From 8 Promising Cell Lines Unoptimized Cell Lines Already Show Promising IBIO-101 Yields

36 Anti-CCR8 High ADCC Anti-CCR8 for the Depletion of T-regulatory Cells

*Fibrogen / HiFiBio: Fibrogen purchased option to multiple programs in June 2021, then exercised the option for excl. license to CCR8 program in Dec. 2021. **Gilead / Jounce: Exclusive worldwide license to anti-CCR8 antibody. *** Coherus / Surface Oncology: acquisition, announced in June 2023, adds two clinical assets, including a phase 2 anti-IL-27 and a phase 1/2 anti-CCR8 for oncology. 37 CCR8 for Tumor-Infiltrating Treg Depletion Tumor-infiltrating Tregs highly express CCR8. iBio program targets depletion of highly immunosuppressive CCR8+ Tregs in tumor microenvironment via an ADCC mechanism. • Broadly applicable in solid tumors • Prospective combination therapy Target Mechanism Potential Indications Differentiation / Opportunity Recent Transactions & Milestones • Selective binding to CCR8 over its close homolog, CCR4 **Gilead / Jounce (Dec 2022): Original deal: $85M upfront, $35M equity investment, $685M milestones. 2023 Buyout: $67M for remaining rights. * Fibrogen / HiFiBio (Jun & Dec 2021): $25M option fee, $35M option exercise, $1.1B milestones PRECLINICAL TESTING IND CLINICAL TESTING CLINICAL PROOF OF CONCEPT ***Coherus / Surface (Jun 2023): Acquired for $65M

Zheng, et al. Cell 169.7 (2017): 1342-1356; Whiteside, et al. Immunology 163(4) (2021): 512-520; Kidani, et al. PNAS 119(7) (2022): e2114282119 38 CCR8+ Treg Cells Are Tumor Infiltrating and Highly Immunosuppressive Depletion of CCR8+ Treg cells has potential to evoke potent tumor immunity • Systemic inflammation • Skin toxicity • Platelet depletion/aggregation Intratumor cytotoxic T-cell activation & tumor death Adverse events iBio CCR8 specific antibody CCR8 & CCR4 nonspecific antibody CCR4+ cells killed CCR4+ cells spared

Data on file 39 Afucosylated Anti-CCR8 Antibody Exhibits High Specificity, CCL1 Antagonism and CCR8-Specific Cell Killing High Specificity CCR8 Cell Binding 0.0001 0.001 0.01 0.1 1 10 0 2 4 6 8 10 hCCR8 overexpressed cells Ab. (nM) MFI hIgG1 isotype mIgG2A isotype Anti -hCCR4 - EC50 = NA Anti-mCCR8 - EC50 = NA SD-356253 - (iBio) - EC50 = 0.78 nM SD-692676 - (GS-1811) - EC50 = 0.43 nM 0.0001 0.001 0.01 0.1 1 10 0 10 20 30 40 50 hCCR4 overexpressed cells Ab. (nM) MFI hIgG1 isotype mIgG2A isotype Anti -hCCR4 - EC50 = 42.5 nM Anti-mCCR8 - EC50 = NA SD-356253 - (iBio)- EC50 = NA SD-692676 - (GS-1811)- EC50 = NA 0.000001 0.00001 0.0001 0.001 0.01 0.1 1 10 0 10 20 30 40 CCR8 overexpressed cell Ab. (nM) % of cell killing hIgG1 hCCR4 - EC50 =NA SD-356253-(iBio) - EC50 = 0.004 nM SD-692676-(GS-1811) - EC50 = 0.002 nM PBMC-Induced CCR8 Cell Killing Potent binding to CCR8 overexpressing cells No binding to CCR4 overexpressing cells (Jounce/Gilead) (Jounce/Gilead) (Jounce/Gilead) Untreated CCL1 (7 nM) CCL1 (7 nM) + hIgG1 Iso. Ctl. Anti-hCCR8 (+)Ctl. SD-6926776-(GS-1811) Jounce/Gilead SD-356253 (iBio) CCR8-CCL1 Antagonism

40 iBio’s CCR8-Specific High ADCC Antibody Induces Tumor Regression in a Transgenic Human CCR8 Mouse Model Day -7 Day 0 Day 0, 3, 7, 10 Tumor implantation Subsequent dosing Test article dosing (i.p) 0 2 4 6 8 10 12 14 0 50 100 150 200 250 300 Days after treatment Tumor Volume (mm3 ) * * * * p<0.05 vs negative control * * +22% Tumor regression +10% Tumor regression 100 % Tumor Inhibition hIgG1 negative control (10 mg/kg) Competitor in clinic (10 mg/kg) SD-171467-afuc (10 mg/kg)

41 Unlocking the Power of Bi-Specific Antibodies with EngageTx, Our Versatile CD3 mAb Panel Wide Range of Affinities, NHP Cross Reactivity, High Developability

*Eli Lilly / Merus: Fibrogen Research collaboration using Merus’ proprietary platform to develop up to three CD3-engaging T-cell re-directing bispecific antibody therapies. ** GSK WuXi: License of WuXi’s preclinical CD3 bi-specific, plus 3 earlier stage programs ***Amgen / Teneobio: Teneobio was developing a heavy-chain only platform as well as its CD3 engager technology. TNB-585, the lead program, was in phase 1. + Gilead / MacroGenics: Gilead granted option to MGD024, a phase 1 CD3 bi-specific, plus collaboration on two additional research programs. 42 Next Generation Anti-CD3 T Cell Engagers T-cell-redirecting bispecific antibodies are a new therapeutic class that simultaneously targets CD3 on T cells and tumor antigens, inducing T cell mediated tumor cell killing • Broad solid tumor potential • Expands therapeutic options across programs Target Mechanism Potential Indications Differentiation / Opportunity Recent Transactions & Milestones • Range of T cell activation for diverse tumor antigens • Cyno-tox study compatibility • StableHu optimized sequence reduces downstream risks * Eli Lilly / Merus (July 2021): $40M upfront, $20M investment, $540M milestones, royalties PRECLINICAL TESTING IND CLINICAL TESTING CLINICAL PROOF OF CONCEPT ***Amgen / Teneobio (July 2021): $900M upfront, $1.6B downstream +Gilead / MacroGenics (Oct 2022): $60M upfront, $1.7B milestones, royalties **GSK / WuXi (Jan 2023): $40M upfront, $1.46B milestones, royalties

Data on file 43 Dual Approaches to a Diverse Panel of Anti-CD3 Antibodies Hu/Cyno CD3 & T Cell TCR CD3 Engineered Epitopes T Cell Template 1 Template 2 Structural-Epitope Immunization & Screening StableHu Optimizer AI Discovery Engine AI-Engineered Immunogens Epitope & T Cell Immunization Epitope & CD3 Screen 2 Template Antibodies Optimized Antibodies SCREEN Activation Binding 1 2 3 4 5 6 (-) Ctl ID

Data on file 44 Libraries and Screens Discover Hu-Cyno CD3 Cross-Reactive Antibodies Epitope-Steered Immunization Human T Cell Binding Selected Hit Low Medium High StableHu Mammalian-Display Not Selected Library Screen:

Data on file 45 EngageTx is Selected for a Diversity of T Cell Binding and Activation EC50: 3 – 570 nM EC50: 2.5 – 70 nM Human T Cell Binding EC50 (nM) CD69 T Cell Activation EC50 (nM) Hit Clones Hit Clones T Cell Assay: Ab Concentration (nM) IFN-γ (pg/mL) TNF-⍺ (pg/mL) IL-2 (pg/mL) ID 1 2 3 5 (-) Ctl 4 SP34 Gen1 benchmark SP34 Gen 1 benchmark Binding Activation Cytokines

46 ShieldTx Antibody masking technology for delivering on-epitope, on-tissue clinical candidates with enhanced safety and developability

Diseased Tissue Healthy Tissue 47 On-Target-Off-Tissue Side Effects Severely Limit The Potential of Existing And Future Antibodies Even exquisitely specific antibodies fail in clinical trials by doing exactly what they are asked to do – hit the target. The problem often lies in the target being also expressed on healthy tissue. Many potential targets remain unexplored as a drug target for fear of on-epitope off-tissue side effects. The challenge: how do we achieve disease tissue specificity while avoiding healthy tissue expressing the same epitope? “On epitope, on tissue” therapy “On epitope, off tissue” therapy ”(…) targeting antibody delivery to selected organs and tissues (…) represents a major unmet challenge that if ultimately solved may rewrite medical textbooks" - Paul J. Carter and Arvind Rajpal, Cell, 2022.

48 Our Engineered Epitopes Provide an Integrated Solution for Identifying And Subsequently Masking Antibodies Diseased Tissue “On-epitope, off-tissue” therapy Healthy Tissue DME activation “On-epitope, on-tissue” therapy H+ DME: Disease Micro Environment Antibodies are activated by the removal of the mask in the diseased tissue. Masks can be removed by tumor-specific enzymes, pH, redox state, and disease-specific metabolites. The technology can be employed for other indications i.e. inflammatory and auto-immune diseases. Antibodies remain inactive in healthy tissue

Masked Antibodies are a Proven Concept and iBio’s Platform has the Potential to Solve Key Remaining Challenges 49 THE PROBLEM OUR SOLUTION 1 Separate antibody and mask discovery process is inefficient Co-discovery of epitope-steered antibody and mask is more efficient Discovery process 2 Separate discovery processes does not co-evolve an optimal antibody, mask, linker combination Co-evolution of libraries of antibody, mask and linker for maximized effectiveness of masking and unmasking Masking performance 3 Antibody + mask + linker combinations not screened for high developability in production cell lines Mammalian-display libraries of antibody, mask and linker combinations screened for developability in production CHO cell lines Developability 4 Random peptide or anti-idiotype masks increase masked antibody immunogenicity risk Engineered epitope masks are designed with intention to maximize the natural sequence of the epitope and minimize immunogenicity Immunogenicity

50 Conditionally Activated Anti-MUC16 x CD3 Bispecific Antibodies Targeting the Non-Shed MUC16 Region Leveraging iBio’s Epitope Steering, ShieldTx, and EngageTx Technologies

+Regeneron MUC16xCD3 (Sept 2022): Ph. 1 31% ORR Ph. 2 enrollment 51 MUC16 Potentially for Ovarian and Other Cancers Bind a membrane-proximal MUC16 epitope Membrane-proximal binding avoids epitope elimination by tumors Bind a non-glycosylated epitope to avoid altered glycosylation on tumors • Ovarian • Uterine • Pancreatic Target Mechanism Potential Indications • MUC16 epitope avoids primary modes of tumor evasion • Enabling modalities: T Cell engager, ADC, CAR-T Differentiation / Opportunity Recent Transactions & Milestones PRECLINICAL TESTING IND CLINICAL TESTING CLINICAL PROOF OF CONCEPT ***Eureka – Juno/BMS (Jan 2016): CAR T Ph. 1 ongoing *2seventy – Regeneron (Jan 2022): CAR T 2023 IND planned **Genentech (Dec 2021): ADC Ph. 1: Favorable safety & efficacy *Regeneron, 2seventy name the target of their first solid tumor CAR-T, aim for 2023 IND ** Liu et al., An open-label phase I dose-escalation study of the safety and pharmacokinetics of DMUC4064A in patients with platinum-resistant ovarian cancer ***Eureka Therapeutics Announces Exclusive License Agreement between Memorial Sloan Kettering Cancer Center and Juno Therapeutics for Use of a Novel, Fully-Human MUC16 Binder in CAR T Cell Immunotherapy +Novel Regeneron Bispecific Antibodies Show Encouraging Anti-Tumor Activity in Two Advanced Solid Tumors

52 MUC16 Is Overexpressed and Shed by Tumor Cells O-glycosylation N-glycosylation MUC16 epitope shedding Shedding eliminates the epitope and creates an antigen sink for most MUC16 antibodies Antibodies that bind the non-shed domain maintain activity N-terminal and tandem repeat (TR) domains that are shed Tumor associated epitope that is not shed Ovarian cancer cells

Weeks 1–2 Weeks 3–4 Week 5 53 Immunizations Were Steered to a MUC16 Epitope that Avoids Epitope Shedding Engineered Epitope Prime + MUC16 Cell Boost AI Discovery Engine MUC16 Engineered Epitope Structural-epitope Immunization & Screening Engineered Epitope ELISA Screen MUC16 OVCAR-3 MUC16high Cell Binding Screen higher cell binding MEM Nanoparticle MUC16 Expressing Cells MEM + Cells Hybridoma Screen Non-shed Aglycosylated Epitope

54 Top Three Hit Clones Bind the Non-Glycosylated MUC16 Epitope Closest to the Membrane 1D7 8G4 21G6 Hits do not bind shed 230-mer Hits bind non-glycosylated non-shed 29-mer binding time O-glycosylation N-glycosylation N-terminal and tandem repeat (TR) domains that are shed Epitope KD = 8.0 nM KD = 5.4 nM KD = 14 nM Aglycosylated non-shed 29-mer Shed 230-mer Data on file

55 Top MUC16 Clone 8G4 Binds OVCAR-3 Cells Comparable to Regeneron Benchmark Regeneron benchmark Clone ID: Secondary Only Unstained OVCAR-3 Cells 8G4 top clone higher cell binding Mode Normalized Data on file

56 8G4 Clone Maintains OVCAR-3 Cell and MUC16 Epitope Binding in a Fully Human Framework 8G4 with fully human framework reduces immunogenicity risk Glycosylated MUC16 membrane-proximal epitope SPR: KD = 5.1 nM Iso. Ctl OVCAR-3 Cells Epitope binding Cell binding higher cell binding Data on file

57 Efficient Expression with 2x2 Format: Anti-CD3 x MUC16 Bispecific T-Cell Engagers scFv-Fc 2x2 Anti-MUC16 TAA Anti-CD3 (EngageTx) CD3 MUC16 TAA T Cell Tumor Cell T Cell mediated killing

EC50 = 14 nM EC50 = 62 nM EC50 = 19 nM EC50 = 126 nM Data on file 58 2X2 Anti-CD3 X MUC16 T Cell Engagers Stimulate T Cells in Donor PBMCs EC50 >> 100 nM EC50 >> 100 nM MUC16 Arm 1 (-)CD3 Arm only Epitope-Steered Immunized Hit StableHu Hit CD69 MFI Concentration (nM) MUC16 Arm 2 CD3 Arms MUC16 Arms

EC50 = 4.0 nM EC50 = 2.5 nM EC50 = 5.2 nM EC50 = 5.2 nM Data on file 59 2X2 Anti-CD3 X MUC16 T Cell Engagers Kill OVCAR-3 Ovarian Cancer Cells EC50 >> 100 nM EC50 >> 100 nM MUC16 Arm 1 (-)CD3 Arm only Epitope-Steered Immunized Hit StableHu Hit Concentration (nM) MUC16 Arm 2 CD3 Arms MUC16 Arms % Specific Killing

Data on file 60 ShieldTx Engineered Epitope Mask Conditionally Activates MUC16 and CD3 Hits Mask Cleavage No Mask Mask (–MMP9) Mask (+MMP9) MMP protease Engineered Epitope Mask Intact Inactive Antibody Active Antibody Anti-MUC16 hit Anti-CD3 hit MUC16 Binding Response CD3 Binding Response time (s)

61 Anti-Trop-2 x CD3 Bi-Specific Antibody against Tumor-Specific Trop-2 Cancer Cells

Recent transactions Target mechanism Potential indications Differentiation / opportunity Gilead acquired Immunomedics (Sept 2020): $21Bn Payment Trodelvy: Approval 62 Trop-2 x CD3 Bi-Specific Antibody Potentially for Head & Neck and Other Cancer Select killing cancer cells that up-regulate Trop-2 expression while improving safety margin in reducing cytokine release syndrome (CRS) • Head & neck cancer • Lung cancer • Ovarian cancer • Breast cancer • Pancreatic cancer Target Mechanism Potential Indications • Novel Trop-2 epitope with extreme high affinity to target • Trop-2 binder with mouse/cyno/human cross reactive enables early safety profile optimization • Optimal iBio CD3 engager with low CRS and cyno/human cross reactive Differentiation / Opportunity Recent Trop-2 ADC Transactions & Milestones PRECLINICAL TESTING IND CLINICAL TESTING CLINICAL PROOF OF CONCEPT AstraZeneca – Daiichi Sankyo (July 2020): Upfront $1Bn; up to $4Bn approval milestones Pyramid– GeneQuantum (April 2023): Pre-clinical: $20M upfront; $1B milestones Merck-Kelun (Dec 2022): Pre-clinical: $47M upfront; $1.36Bn milestones

Tumor cells show significantly increased Trop-2 expression Tumor cell death with high Trop-2 expression Trop-2 x CD3 binds to tumor cells Trop-2 x CD3 recruits T cells to kill tumor cells 63 Trop-2 x CD3 Bi-Specific Antibody Selective Target Overexpress Trop-2 Cancer Cells Trop-2 Tumor cell Healthy Cell Tumor cell Tumor cell Redirected tumor lysis CD3+ T cell Granzyme, Perforin

64 iBio’s Trop-2 x CD3 Bi-Specific Antibody Potently Kills Tumor Cells with Low Cytokine Release 64 0.0001 0.001 0.01 0.1 1 10 0 20 40 60 80 100 Ab (nM) % of Cell Killing ID EC50 (pM) Cmax (% killing) SD-753019 1.4 92% SD-231831 7.2 92% SD-753019 (Trop-2 x CD3SP34 Gen1) SD-231831 (Trop-2 x CD3iBio) SD-011595 (Control x CD3SP34 Gen1) SD-590636 (Control x CD3iBio) 0.0001 0.001 0.01 0.1 1 10 0 20000 40000 60000 IFNγ Concentration (nM) Concentration (pg/mL) 0.0001 0.001 0.01 0.1 1 10 0 100 200 300 400 IL-2 Concentration (nM) Concentration (pg/mL) 0.0001 0.001 0.01 0.1 1 10 0 500 1000 1500 TNFα Concentration (nM) Concentration (pg/mL) Minimal Cytokine Release Potent Cancer Cell Killing Data on file

65 A Single Dose of iBio’s Bispecific Trop-2 x CD3 Antibody Induces Tumor Regression in a Humanized Mouse Cancer Model 0 7 14 0 50 100 150 200 250 Days after tumor implantation Tumor volume (mm 3 ) Vehicle SD-231831 (1 mg/kg) Trop-2 x CD3iBio * * * * p<0.05 vs vehicle Single dose SD-231831 36% tumor regression Day -14 Day 0 Day 7 hPBMC engraftment Test article dosing (i.v.) Tumor implantation Data on file

66 Anti-EGFRvIII High ADCC mAb Against Tumor-Specific EGFRvIII Cells

**Seagen / LAVA Therapeutics (Sep 2022): $50M upfront, $650M milestones ***Taiho / Cullinan Oncology (May 2022): $275M upfront, $130M milestones * Pierre Fabre / Scorpion: Scorpion licensed two preclinical-stage programs to Pierre Fabre which are targeted to specific EGFR mutations in lung cancer. **Seagen transaction with LAVA Therapeutics was an exclusive license to LAVA-1223 (EGFR program), plus additional projects using Lava’s platform. ***Taiho transaction to acquire Cullinan Oncology’s subsidiary, Cullinan Pearl, which has worldwide rights outside of Japan to CLN-081/TAS6417 (EGFR mutant mAb). 67 EGFRvIII Potentially for Glioblastoma and Other Cancers Binding a tumor-specific mutation of EGFR variant III with an afucosylated antibody for high ADCC. EGFRvIII is constantly “switched on” which can lead to the development of a range of different cancers. • Glioblastoma • Head & neck cancer • Non-small cell lung cancer Target Mechanism Potential Indications • Novel EGFRvIII high ADCC mechanism, potentially further reducing toxicity & expanding therapeutic window • Other enabling modalities: T Cell engager, ADC, CAR-T Differentiation / Opportunity Recent Transactions & Milestones PRECLINICAL TESTING IND CLINICAL TESTING CLINICAL PROOF OF CONCEPT * Pierre Fabre / Scorpion (Apr 2023): $65M upfront, $553M milestones

Skin toxicity No skin damage 68 iBio’s Anti-EGFRvIII mAbs Selectively Kill EGFRvIII-Positive Tumor Cells and Not EGFR1-Expressing Cells in Healthy Tissues iBio mAb binding specifically to EGFRvIII Tumor Size Reduction iBio mAb doesn’t bind to EGFR1 in skin Non-EGFRvIII specific mAb binds to EGFR1 in skin iBio mAb binding specifically to EGFRvIII Tumor Size Reduction Non EGFRvIII specific mAbs kill cancer cells but can cause toxicity by binding to EGFR1 in skin cells iBio’s EGFRvIII-specific mAb exclusively kills cancer cells Data on file

69 iBio’s EGFRvIII-Selective mAbs Kill Tumor Cells without Affecting Healthy Cells iBio EGFRvIII mAbs bind recombinant EGFRvIII which leads to tumor cell killing but not binding wild-type EGFR1 and thus not affecting healthy cells Data on file

70 iBio’s EGFRvIII-Specific High-ADCC Antibody Inhibits Tumor Growth in an EGFRvIII Tumor Xenograft Mouse Model Day -7 Day 0 Day 0, 3, 8, 11, 14, 17 Tumor implantation Subsequent dosing Test article dosing (i.v.) 0 5 10 15 20 25 0 200 400 600 800 1000 1200 1400 1600 1800 Days after treatment Tumor Volume (mm 3 ) * * * * * * * * * * * * * p<0.05 vs negative control 36% tumor Inhibition 43% tumor Inhibition hIgG1 negative control (30 mg/kg) Cetuximab (30 mg/kg) SD-233883-afuc (30 mg/kg)

71 Market-Tested Potential Competitor Early-Stage Deals Signal Promising Opportunities

* Acquisition / Merger + License or collaboration 72 Market-Tested Potential: Immuno-Oncology Early-Stage Deals Pre-2020 2021 2022 2023 CCR8 Gilead / Jounce+: $85M upfront, $35M equity investment, $685M milestones SEP 2020 FEB 2021 PD-1 agonist Merck / Pandion*: acquired for $1.85B SEP 2018 Roche / Tusk Therapeutics*: $81M upfront, $677M milestones CD25 JUN & DEC 2021 CCR8 Fibrogen / HiFiBio+: $25M option fee, $35M option exercise, $1.1B milestones SEP 2022 EGFRvIII Seagen / LAVA Therapeutics+: $50M upfront, $650M milestones AUG 2022 PD-1 agonist Gilead / Mirobio*: acquired for $405M MAY 2022 EGFRvIII Taiho / Cullinan Oncology+: $275M upfront, $130M milestones OCT 2022 CD3 Gilead / MacroGenics+: $60M upfront, $1.7B milestones JUL 2021 CD3 Eli Lilly / Merus+: $40M upfront, $20M investment $540M milestones JUL 2021 CD3 Amgen / Teneobio*: $900M upfront, $1.6B milestones 2024 CCR8 Coherus / Surface Oncology*: acquired for $65M JUN 2023 JAN 2023 CD3 GSK / WuXi Biologics+: $40M upfront, $1.46B milestones CCR8 Gilead / Jounce+: $67M for remaining stake in CCR8 program JAN 2023 TROP-2 Gilead / Immunomedics*: acquired for $21B SEP 2020 TROP-2 AstraZeneca / Daiichi+: $1B upfront (some deferred), $5B milestones JUL 2020 APR 2023 EGFRvIII Pierre Fabre / Scorpion+: $65M upfront, $553M milestones ShieldTx Sanofi / Amunix* acquired for $1B, $225M milestones DEC 2021 ShieldTx Regeneron / Cytomx+ $30M upfront, $2B milestones NOV 2022 APR 2024 Regeneron / 2Seventy Bio: multi-asset purchase for $5M upfront w/milestone MUC16 TROP-2 BioNTech / Duality Biologics+: $170M upfront, $1.5B milestones APR 2023 TROP-2 Merck / Harpoon*: acquired for $680M MAR 2024 TROP-2 Biohaven / Pyramid*: acquired for $55M JAN 2024 DEC 2023 Neoleukin / Neurogene*: all-stock transaction CD25